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                                                                      EXHIBIT 21

            SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.
                      AND THE TIME WARNER GENERAL PARTNERS

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of TWE and the Time Warner General Partners as of December 31, 1996. Certain subsidiaries which, when considered in the aggregate, would not constitute a significant subsidiary have been omitted. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

                                                                                PERCENTAGE          STATE OR OTHER
                                                                                 OWNED BY          JURISDICTION OF
                                                                                IMMEDIATE          INCORPORATION OR
                                    NAME                                          PARENT             ORGANIZATION
-----------------------------------------------------------------------------   ----------         ----------------
Time Warner Entertainment-Advance/Newhouse Partnership.......................        66.67         New York
  CV of Viera Joint Venture (Partnership)....................................        50            Florida
Century Venture Corporation..................................................        50            Delaware
Erie Telecommunications, Inc.................................................        54.19         Pennsylvania
Kansas City Cable Partners...................................................        50            Colorado
Time Warner Cable New Zealand Holdings Ltd...................................       100(1)         New Zealand
Queens Inner Unity Cable System..............................................        56.21         New York
Comedy Partners, L.P.........................................................        50            New York
Warner Cable of Vermont Inc..................................................       100            Delaware
Time Warner Communications Holdings Inc. (2).................................       100            Delaware
HBO Direct, Inc..............................................................       100            Delaware
  TWE Asia, Inc. ............................................................       100            Delaware
  TW Buffer Inc..............................................................       100            Delaware
     Warner Bros. (F.E.) Inc.................................................       100            Delaware
     Warner Bros. (Japan) Inc................................................       100            Delaware
     Warner Bros. (South) Inc................................................       100            Delaware
     Warner Bros. (Transatlantic) Inc........................................       100            Delaware
       Bethel Productions Inc................................................       100            Delaware
     Warner Films Consolidated Inc...........................................       100            Delaware
       Exeter Distributing Inc...............................................       100            Delaware
       Riverside Avenue Distributing Inc.....................................       100            Delaware
HBO Asia Holdings, L.P. (partnership)........................................       100(3)         Delaware
  HBO Pacific Partners, C.V..................................................        83.33         Neth. Antilles
     Home Box Office (Singapore) Pty. Ltd....................................       100            Singapore
HBO Ceska Republika, S.R.O...................................................       100            Czech Republic
Turner/HBO Ltd. Purpose Joint Venture (partnership)..........................        50            New York
Acapulco 37 S.A. de C.V......................................................       100            Mexico
Warner Bros. Gesellschaft mbH................................................       100            Austria
Time Warner Entertainment Limited............................................       100            U.K.
  The Bountiful Company Limited..............................................        50            U.K.
  Warner Bros. Studio Stores Ltd.............................................       100            U.K.
  Warner Bros. Consumer Products (UK) Ltd....................................       100            U.K.
  TWE Finance Limited........................................................       100            U.K.
  Warner Bros. Theatres Ltd..................................................       100            U.K.
  Warner Bros. Distributors Ltd..............................................       100            U.K.
     Lorimar Telepictures International Ltd..................................       100            U.K.
       Warner Bros. International Television Distribution Italia S.p.A.......       100            Italy
  Warner Bros. Theatres (U.K.) Limited.......................................       100            U.K.
     Warner Bros. Theatres Advertising Agency Limited........................       100            U.K.
  Warner Bros. Productions Limited...........................................       100            U.K.
  Warner Home Video (U.K.) Limited...........................................       100            U.K.

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
                                                                                PERCENTAGE          STATE OR OTHER
                                                                                 OWNED BY          JURISDICTION OF
                                                                                IMMEDIATE          INCORPORATION OR
                                    NAME                                          PARENT             ORGANIZATION
-----------------------------------------------------------------------------   ----------         ----------------
Metro Color Laboratories (U.K.) Ltd..........................................       100            U.K.
  Kay Holdings Ltd...........................................................       100            U.K.
     Metrocolor (London) Limited.............................................       100            U.K.
Lorimar Distribution International (Canada) Corp.............................       100            Canada
Lorimar Canada Inc...........................................................       100            Canada
Productions et Editions Cinematographiques Francaises SARL (PECF)............       100            France
  Warner Home Video France S.A...............................................       100            France
Time Warner Entertainment Australia Pty. Ltd.................................       100            Australia
  Lorimar Telepictures Pty. Limited..........................................       100            Australia
  Warner Bros. (Australia) Pty. Ltd..........................................       100            Australia
  Warner Holdings Australia Pty. Limited.....................................       100            Australia
     Warner Bros. Properties (Australia) Pty. Ltd............................       100            Australia
     Warner Bros. Theatres (Australia) Pty. Limited..........................       100            Australia
     Warner World Australia Pty. Limited.....................................       100            Australia
       Movie World Enterprises Partnership (partnership).....................        50            Australia
     Warner Home Video Pty. Limited..........................................       100            Australia
       Warner Bros. Video Pty. Ltd...........................................       100            Australia
     Warner Sea World Aviation Pty. Ltd......................................       100            Australia
       Sea World Aviation Partnership (partnership)..........................        50            Australia
     Warner Sea World Investments Pty. Limited...............................       100            Australia
       Sari Lodge Pty. Limited...............................................        50            Australia
          Sea World Management Pty. Ltd......................................       100            Australia
     Warner Sea World Operations Pty. Ltd....................................       100            Australia
       Sea World Enterprises Partnership (partnership).......................        50            Australia
     Warner Sea World Units Pty. Ltd.........................................       100            Australia
Time Warner Germany Holding GmbH.............................................       100(4)         Germany
  Time Warner Entertainment Germany GmbH.....................................       100            Germany
     Time Warner Entertainment Germany GmbH and Co. OHG......................       100(5)         Germany
       Warner Bros. Movie World GmbH & Co. KG................................        60            Germany
     Warner Bros. Deutschland Pay TV GmbH....................................       100            Germany
     Warner Home Video GmbH..................................................       100            Germany
       Warner Home Video Spol SRO............................................       100            Czech Republic
     GWHS Grundstrucks Verwaltungs GmbH......................................       100            Germany
     Warner Bros. Film GmbH..................................................       100            Germany
       Warner Bros. Film GmbH Kinobetriebe...................................       100            Germany
       Warner Bros. Film GmbH Multiplex Cinemas Mulheim......................       100            Germany
Time Warner Merchandising Canada Inc.........................................       100            Canada
Warner Bros. Canada Inc......................................................       100            Canada
Warner Bros. Distributing (Canada) Limited...................................       100            Canada
Warner Home Video (Canada) Ltd...............................................       100            Canada
Warner Bros. (Africa) (Pty) Ltd..............................................       100            So. Africa
Warner Bros. Belgium SA/NV...................................................       100            Belgium
Warner Bros. (D) A/S.........................................................       100            Denmark
  Warner & Metronome Films A/S...............................................        50            Denmark
  Warner Bros. Theatres Denmark A/S..........................................       100            Denmark
     Scala Biografome I/S (partnership)......................................        50            Denmark
     Dagmar Teatret I/S (partnership)........................................        50            Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret A.S.............................       100            Turkey
Warner Bros. Finland OY......................................................       100            Finland
Warner Bros. (Holland) B.V...................................................       100            Netherlands
  Warner Home Video (Nederland) B.V..........................................       100            Netherlands
  Warner Bros. Theatres (Holland) B.V........................................       100            Netherlands

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
                                                                                PERCENTAGE          STATE OR OTHER
                                                                                 OWNED BY          JURISDICTION OF
                                                                                IMMEDIATE          INCORPORATION OR
                                    NAME                                          PARENT             ORGANIZATION
-----------------------------------------------------------------------------   ----------         ----------------
Warner Bros. Holdings Sweden AB..............................................       100            Sweden
  Warner Bros. (Sweden) AB...................................................       100            Sweden
  Warner Home Video (Sweden) AB..............................................       100            Sweden
Warner Bros. Italia S.p.A....................................................       100            Italy
  Warner Entertainment Italia S.r.L..........................................       100            Italy
Warner Bros. (Korea) Inc.....................................................       100            Korea
Warner Bros. (Mexico) S.A....................................................       100            Mexico
Warner Bros. (N.Z.) Limited..................................................       100            New Zealand
  Warner Home Video (N.Z.) Limited...........................................       100            New Zealand
Warner Bros. Norway A/S......................................................       100            Norway
Warner Bros. Singapore Pte. Ltd..............................................       100            Singapore
Warner Home Video (Ireland) Ltd..............................................       100            Ireland
Warner Home Video Portugal Lda...............................................       100            Portugal
Warner-Lusomundo Sociedade Iberica de Cinemas Lda............................        50            Portugal
Warner Home Video Espanola S.A...............................................       100            Spain
  Warner Bros. Consumer Products S.A.........................................       100            Spain
Warner Mycal Corporation.....................................................        50            Japan
Kabelkom Management Co. (partnership) (6)....................................        50            Delaware
Hungary Holding Co...........................................................       100(4)         New York
  Kabelkom Holding Co. (partnership) (6).....................................        50            Delaware
Quincy Jones Entertainment Company L.P. (partnership)........................        50            Delaware
DC Comics (partnership)......................................................        50(7)         New York

SUBSIDIARIES OF THE TIME WARNER GENERAL PARTNERS

American Television and Communications Corporation (Registrant)..............       100(8)         Delaware
  American Communications Corporation........................................       100            Indiana
  American Digital Communications, Inc.......................................       100            Delaware
  ATC Holdings II, Inc.......................................................       100            Delaware
     ARP 113, Inc............................................................       100            Delaware
     Paragon Communications (partnership)....................................        50(9)         Colorado
  ATC/PPV, Inc...............................................................       100            Delaware
  Carolina Network Corporation...............................................       100            Delaware
  Philadelphia Community Antenna Television Company..........................       100            Pennsylvania
     Lower Bucks Cablevision, Inc............................................       100            Pennsylvania
     Tri-County Cable Television Company.....................................       100            New Jersey
  Public Cable Company.......................................................       100            Maine
     Public Cable Company (partnership)......................................        77            Maine
Time Warner Operations Inc. (Registrant).....................................       100(10)        Delaware
  HBO Film Management, Inc...................................................       100            Delaware
WCI Record Club Inc..........................................................       100(11)        Delaware
  The Columbia House Company (partnership)...................................        50            New York
Warner Communications Inc. (Registrant)......................................       100            Delaware
  DC Comics (partnership)....................................................        50(7)         New York
  Warner Bros. Music International Inc.......................................       100            Delaware
  Warner-Tamerlane Publishing Corp...........................................       100            California
  WB Music Corp..............................................................       100            California
  W Cinemas Holding Inc......................................................       100            Delaware
     W Cinemas Inc...........................................................       100            Delaware
     Alpha Theatres Inc......................................................       100            Delaware
  NPP Music Corp.............................................................       100            Delaware

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
                                                                                PERCENTAGE          STATE OR OTHER
                                                                                 OWNED BY          JURISDICTION OF
                                                                                IMMEDIATE          INCORPORATION OR
                                    NAME                                          PARENT             ORGANIZATION
-----------------------------------------------------------------------------   ----------         ----------------
  Warner/Chappell Music, Inc.................................................       100            Delaware
     New Chappell Inc.(12)...................................................       100            Delaware
     Super Hype Publishing, Inc..............................................       100            New York
     Cotillion Music, Inc....................................................       100            Delaware
     Walden Music, Inc.......................................................       100            New York
     Warner Bros. Publications U.S. Inc......................................       100            New York
     CPP/Belwin, Inc.........................................................       100            Delaware
     Summy-Birchard, Inc.....................................................       100            Wyoming
  Lorimar Motion Picture Management, Inc.....................................       100            California
  Warner Music Group Inc.....................................................       100            Delaware
  Warner Bros. Records Inc...................................................       100            Delaware
     Atlantic Recording Corporation..........................................       100            Delaware
     Warner-Elektra-Atlantic Corporation.....................................       100            New York
  WEA International Inc.(13).................................................       100            Delaware
     Warner Music Canada Ltd.................................................       100            Canada
          The Columbia House Company (Canada) (partnership)..................        50            Canada
Warner Special Products Inc..................................................       100            Delaware
  Warner Custom Music Corp...................................................       100            California
WEA Manufacturing Inc........................................................       100            Delaware
  Allied Record Company......................................................       100            California
Time Warner Limited..........................................................       100            U.K.
  Warner Music International Services Ltd....................................       100            U.K.
     Time Warner UK Limited..................................................       100            U.K.
     Warner Chappell Music Group (UK) Ltd....................................       100            U.K.
          Warner Chappell Music Limited......................................       100            U.K.
            Magnet Music Ltd.................................................       100            U.K.
     Warner Music (U.K.) Limited.............................................       100            U.K.
Ivy Hill Corporation.........................................................       100            Delaware
Warner Cable Communications Inc. (Registrant)................................       100            Delaware
  TW Service Holding I, L.P. (partnership)...................................    (14)              Delaware
  TW Service Holding II, L.P. (partnership)..................................    (14)              Delaware
     TW Programming Co. (partnership)........................................    (15)              New York
     TW Cable Service Co. (partnership)......................................    (16)              New York
     Time Warner Connect (partnership).......................................    (16)              New York
TWI Ventures Ltd.............................................................       100            Delaware
E.C. Publications, Inc.......................................................       100            New York
WCI/Am Law Inc...............................................................       100            Delaware
  American Lawyer Media, L.P. (partnership)..................................        90            Delaware

------------

 (1) TWE owns 99% and Time Warner Companies, Inc. owns 1%.

 (2) The names of 21 subsidiaries of Time Warner Communications Holdings Inc. carrying on substantially the same alternate access operations are omitted.

 (3) TWE owns 99% and TWE Asia, Inc. owns 1%.

 (4) TWE owns 99% and HBO Direct, Inc. owns 1%.

 (5) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.

 (6) The names of 13 subsidiaries of Kabelkom Management Co. and Kabelkom Holding Co. carrying on substantially the same cable television operations in Hungary are omitted.

                                              (footnotes continued on next page)

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(footnotes continued from previous page)

 (7) Warner Communications Inc. owns 50% and TWE owns 50%.

 (8) Time Warner Companies, Inc. owns 86.34%, Warner Communications Inc. owns 7.8% and Time TBS Holdings, Inc. owns 5.86%.

 (9) American Television and Communications Corporation indirectly owns 50% of Paragon Communications and the remaining 50% is owned indirectly by TWI Cable Inc.

(10) Time Warner Companies, Inc. owns 87.21% and Warner Communications Inc. owns 12.79%.

(11) Time Warner Companies, Inc.  owns 80% and  Warner Communications Inc.  owns
     20%.

(12) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.

(13) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.

(14) The General Partners of TWE own 87.5%, TW/TAE, Inc. and Time Warner Companies, Inc. each owns 6.25% as limited partners.

(15) TWE owns 99% and TW Service Holding II, L.P. owns 1%.

(16) TW Service Holding I, L.P.  owns 99% and TW  Service Holding II, L.P.  owns
     1%.

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